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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 10, 1997 with respect to the financial statements of E-Z Plan, Inc. incorporated by reference in the Registration Statement (Post-Effective Amendment No. 2 on Form S-3 No. 333-22237) and related Prospectus of Ugly Duckling Corporation for the registration of 3,439,294 shares of its common stock.

                                          /s/ Barton & Company, P.A.

St. Petersburg, Florida
July 16, 1997